UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LONGDUODUO COMPANY LIMITED
(Name of Registrant as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy You must reference your 12-digit control number listed below.
Vstock Transfer, LLC
18 Lafayette Place	CONTROL #
Woodmere, New York 11598
REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

* SPECIMEN *	Have this notice available when you request a paper
1 MAIN STREET	or electronic copy of the proxy materials:
ANYWHERE PA 99999-9999	By telephone please call (toll free) 1-855-987-8625
or by email at: vote@vstocktransfer.com
Please include the company name and your account
number in the subject line.

LONGDUODUO COMPANY LIMITED

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on February 29, 2024.

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Make your request for a copy as instructed below on or before January 30, 2024 to facilitate a timely delivery.

1. ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at www.longduoduo.net/en/col.jsp?id=137.

-	Notice of Annual Meeting of Stockholders;

-	Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto); and

-	The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders.

-	Annual Report on Form 10-K for year ended June 30, 2023.

2. PROXY STATEMENT OVERVIEW

The Annual Meeting of Stockholders of Longduoduo Company Limited (the “Company”) will be held at 9:30 a.m., local time, February 29, 2024 at at G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China, at 9:30

a.m. local time.

The Proposals to be voted at the meeting are listed below along with the Board of Directors’ recommendations.

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until a successor is duly elected and qualified;

2.	To ratify the appointment of Michael T. Studer CPA & Co. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024;

3.	To approve, on an advisory basis, the Company’s executive compensation;

4.	To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ PROPOSALS 1 THROUGH 3 ABOVE, AND THAT YOU VOTE ON PROPOSAL 4 FOR A FREQUENCY OF EVERY THREE YEARS.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JANUARY 4, 2024 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE.

To vote your shares, please follow the instructions above.